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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                         event reported): JUNE 4, 1997



                           CENTRUM INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)




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
     Delaware                         0-9607                            34-1654011
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      (State or other juris-        (Commission File Number)          (IRS Employer
      diction of incorporation)                                       Identification No.)


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               6135 Trust Drive, Suite 104A, Holland, Ohio 43528
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



              Registrant's telephone number, including area code:
                                 (419) 868-3441





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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The audited financial statements of Taylor Forge International, Inc. as of June 4, 1997 and March 31, 1997 and for the period from April 1, 1997 to June 4, 1997 and for the year ended March 31, 1997, are filed herewith as Exhibit 7(a).


         (b) Pro forma financial statements of the Registrant on a consolidated basis, after giving effect to the acquisition of substantially all of the assets of Taylor Forge International, Inc., are filed herewith as Exhibit 7(b).





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CENTRUM INDUSTRIES, INC.
                                                   (Registrant)


August 14, 1997                                By: /s/ Timothy M. Hunter
                                                  -----------------------------
                                                   Timothy M. Hunter
                                                   Chief Financial Officer and
                                                   Treasurer





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                                 EXHIBIT INDEX




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Exhibit Number                                 Exhibit                                         Page

     7(a)                 The audited financial statements of Taylor Forge
                          International, Inc. as of June 4, 1997 and March 31, 1997
                          and for the period from April 1, 1997 to June 4, 1997 and
                          for the year ended March 31, 1997, are filed herewith as
                          Exhibit 7(a).


     7(b) Pro forma financial statements of the Registrant on a consolidated basis, after giving effect to the acquisition of substantially all of the assets of Taylor Forge International, Inc., are filed herewith as Exhibit 7(b).
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